SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 17, 1998

                              DIALOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

         New Jersey                33-59598                 22-2476114
        (State or other            (Commission              (IRS Employer
         jurisdiction of            File Number)             Identification
         incorporation)                                      Number)


                   1515 Route 10, Parsippany, New Jersey 07054
               (Address of principal executive offices) (Zip Code)



                         Registrant's telephone number,
                       including area code: (973) 993-3000



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Item 5.  Other Events

     Dialogic Corporation announced on February 17, 1998, that it had completed the previously announced asset sale of Spectron Microsystems, Inc. to Texas Instruments Incorporated.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DIALOGIC CORPORATION


February 18, 1998                         By:  s/s Theodore M. Weitz
                                               ______________________________
                                               Theodore M. Weitz, Vice President